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                                   AMENDMENT
                                      TO
                           1999 STOCK OPTION PLAN OF
                              GALEY & LORD, INC.

          AMENDMENT (this "Amendment") to the 1999 Stock Option Plan of Galey & Lord, Inc. (the "Plan"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Plan.

          WHEREAS, the Board of Directors of Galey & Lord, Inc., a Delaware Corporation (the "Corporation"), previously adopted the Plan which was approved by the stockholders of the Corporation;

          WHEREAS, the Board of Directors of the Corporation adopted certain amendments to the Plan, subject to the approval of the stockholders of the Corporation;

          WHEREAS, the stockholders of the Corporation approved the amendments to the Plan set forth hereinbelow at the annual meeting of stockholders of the Corporation held on February 13, 2001; and

          WHEREAS, all terms and conditions of the Plan, other than as specifically amended in this Amendment, shall remain in full force and effect.

          NOW THEREFORE, the Plan has been amended as follows:

          1. Section 4 of the Plan is amended by deleting the first sentence in its entirety and inserting the following sentence in its place:

     "The aggregate number of Shares in respect to which Options may be granted under the Plan is 1,300,000 Shares, subject to adjustment in accordance with Section 11 hereof."

          2. Section 5 of the Plan is amended by deleting the third sentence in its entirety and inserting the following sentence in its place:

     "No Optionee who is an executive officer of the Corporation shall, during any period of three fiscal years of the Corporation, be granted Options to purchase more than an aggregate of 600,000 Shares."

          IN WITNESS WHEREOF, the Secretary of the Corporation has executed this Amendment and certifies that the amendment to the Plan set forth above accurately reflects the amendment to the Plan adopted by the Board of Directors of the Corporation and approved by the stockholders of the Corporation.


                              /s/ Leonard F. Ferro
                              ------------------------------
                              Leonard F. Ferro
                              Secretary